UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Resolute Holdings Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42458	33-1246734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 5B New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

(212) 256-8405
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RHLD	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Resolute Holdings Management, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 28, 2025. At the Annual Meeting, the following matters were submitted to a vote of holders of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”):

1.

The election of three (3) Class I directors to serve on the Company’s Board of Directors for a term expiring at the Company's 2028 annual meeting of stockholders and until their successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

2.

The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

At the close of business on April 14, 2025, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there was an aggregate of 8,525,998 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 8,085,741 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the three (3) Class I directors were elected, and (ii) the Auditor Ratification Proposal was approved.

Proposal No. 1 — Election of the Class I Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Withheld
John D. Cote	6,304,078	730,872
Roger Fradin	6,246,316	788,634
Jane J. Thompson	6,649,493	385,457

Broker Non-Votes: 1,050,791

Proposal No. 2 — Auditor Ratification Proposal

The vote with respect to the Auditor Ratification Proposal was as follows:

For	Against	Abstain
7,967,157	117,020	1,564

Broker Non-Votes: N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2025

RESOLUTE HOLDINGS MANAGEMENT, INC.

By:	/s/ Kurt Schoen
Name:	Kurt Schoen
Title:	Chief Financial Officer